UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 24, 2019

Mirum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38981	83-1281555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, Suite 1050 Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 667-4085

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On December 24, 2019, Mirum Pharmaceuticals, Inc. (the “Company”) entered into a letter agreement with Michael Grey that amends that certain Amended and Restated Offer Letter by and between the Company and Michael Grey, dated May 15, 2019 (collectively, the “Letter Agreement”). Pursuant to the Letter Agreement and effective January 1, 2020, as part of a planned management transition, Mr. Grey resigned from his role as an executive officer of the Company in his capacity as Executive Chairman. Mr. Grey will remain a member of the Company’s board of directors (the “Board”) and will serve as a non-employee director and Chairman of the Board. In this capacity, Mr. Grey will be entitled to the compensation provided in the Company’s non-employee director compensation policy previously adopted and approved by the Board. In addition, upon the recommendation of the compensation committee of the Board, the Board approved a grant of an option to purchase 100,000 shares of the Company’s common stock to Mr. Grey and an additional annual cash retainer of $65,000 in connection with such transition and his service as Chairman of the Board. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

(e)

The information set forth in Item 5.02(b) of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Offer Letter by and between the Company and Michael Grey, dated May 15, 2019, as amended by the Letter Agreement by and between the Company and Michael Grey, dated December 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: December 27, 2019	By:	/s/ Christopher Peetz
Christopher Peetz President and Chief Executive Officer